PIMCO Funds

Supplement dated August 22, 2025 to

Municipal Value Funds Prospectus dated August 1, 2025,

and Statement of Additional Information dated August 1, 2025,

each as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Intermediate Value Fund and the PIMCO National Municipal Intermediate Value Fund

At a meeting held on August 19-20, 2025, the Board of Trustees considered and approved Agreements and Plans of Reorganization providing for the reorganization of (1) PIMCO California Municipal Intermediate Value Fund (an “Acquired Fund”) with and into PIMCO California Intermediate Municipal Bond Fund (an “Acquiring Fund”) and (2) PIMCO National Municipal Intermediate Value Fund (an “Acquired Fund” and, collectively with PIMCO California Municipal Intermediate Value Fund, the “Acquired Funds”) with and into PIMCO National Intermediate Municipal Bond Fund (an “Acquiring Fund” and, collectively with PIMCO California Intermediate Municipal Bond Fund, the “Acquiring Funds”). The Reorganizations are expected to close on or about November 21, 2025. The table below sets forth each Acquired Fund and its class of shares and each corresponding Acquiring Fund and its class of shares involved in the Reorganizations:

Acquired Funds		Acquiring Funds
PIMCO California Municipal Intermediate Value Fund Institutional Class	with and into	PIMCO California Intermediate Municipal Bond Fund Institutional Class
PIMCO National Municipal Intermediate Value Fund Institutional Class	with and into	PIMCO National Intermediate Municipal Bond Fund Institutional Class

The Reorganizations do not require shareholder approval, and shareholders will not be asked to vote on the Reorganizations. Shareholders of record of the Acquired Funds will be sent an information statement/prospectus containing further information regarding the Reorganizations and the Acquiring Funds. Pacific Investment Management Company LLC, the Funds’ investment adviser, will bear the direct costs of the Reorganizations (exclusive of any brokerage fees and expenses related to the disposition and acquisition of Fund assets, including any costs of aligning the Acquired Fund portfolios to better match those of the Acquiring Funds prior to the merger, which would be borne by the Acquiring Funds or Acquired Funds, respectively), including, but not limited to, the following: all third-party costs, fees and expenses attributable to the Reorganizations; special Board meeting fees and expenses, if any; and the expenses of drafting, printing and mailing the information statement/prospectus.

Investors Should Retain This Supplement For Future Reference

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